UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Earliest Event Reported: November 13, 2009

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 13, 2009, Capital One Financial Corporation (“Capital One” or the “Company”), and Capital One Capital VI, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed the public offering of $1,000,000,000 aggregate liquidation amount of the Trust’s 8.875% Cumulative Trust Preferred Securities (the “Trust Preferred Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated November 9, 2009, among the Company, the Trust and Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as representatives (the “Representatives”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”). The Trust Preferred Securities are guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee. The proceeds from the sale of the Trust Preferred Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 8.875% Junior Subordinated Debt Securities due 2040 (the “Junior Subordinated Debt Securities”), issued pursuant to a Junior Subordinated Indenture dated June 6, 2006, as supplemented by the Fifth Supplemental Indenture dated November 13, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York), as Indenture Trustee. The Trust Preferred Securities, the Junior Subordinated Debt Securities and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-159085).

On November 13, 2009, in connection with the issuance of the Trust Preferred Securities, Gibson, Dunn & Crutcher LLP rendered an opinion regarding certain tax matters. A copy of that opinion is attached as Exhibit 8.1 to this report.

The foregoing description of the Trust Preferred Securities, the Junior Subordinated Debt Securities and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated November 9, 2009, among Capital One Financial Corporation, Capital One Capital VI and Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as Representatives of the Underwriters

4.1	Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York) as Indenture Trustee (incorporated herein by reference to Exhibit 4.1 of the Form 8-K filed on June 12, 2006)

4.2	Fifth Supplemental Indenture dated November 13, 2009 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A. as Indenture Trustee

4.3	Amended and Restated Declaration of Trust of Capital One Capital VI dated November 13, 2009 between Capital One Financial Corporation as Sponsor, The Bank of New York Mellon Trust Company, N.A. as Institutional Trustee, BNY Mellon Trust of Delaware as Delaware Trustee and the Administrative Trustees named therein

4.4	Guarantee Agreement dated November 13, 2009 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A. as Guarantee Trustee

4.5	Specimen Trust Preferred Security Certificate (included as part of Exhibit 4.3)

4.6	Specimen Junior Subordinated Debt Security (included as part of Exhibit 4.2)

5.1(a)	Opinion of Gibson, Dunn & Crutcher LLP

5.1(b)	Opinion of Richards, Layton & Finger, P.A.

8.1	Opinion of Gibson, Dunn & Crutcher LLP dated November 13, 2009, regarding certain tax matters.

12.1	Statement regarding Computation of Ratio of Earnings to Combined Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: November 13, 2009	By:	/s/ GARY L. PERLIN
Gary L. Perlin
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated November 9, 2009, among Capital One Financial Corporation, Capital One Capital VI and Barclays Capital Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as Representatives of the Underwriters

4.1	Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York) as Indenture Trustee (incorporated herein by reference to Exhibit 4.1 of the Form 8-K filed on June 12, 2006)

4.2	Fifth Supplemental Indenture dated November 13, 2009 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A. as Indenture Trustee

4.3	Amended and Restated Declaration of Trust of Capital One Capital VI dated November 13, 2009 between Capital One Financial Corporation as Sponsor, The Bank of New York Mellon Trust Company, N.A. as Institutional Trustee, BNY Mellon Trust of Delaware as Delaware Trustee and the Administrative Trustees named therein

4.4	Guarantee Agreement dated November 13, 2009 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A. as Guarantee Trustee

4.5	Specimen Trust Preferred Security Certificate (included as part of Exhibit 4.3)

4.6	Specimen Junior Subordinated Debt Security (included as part of Exhibit 4.2)

5.1(a)	Opinion of Gibson, Dunn & Crutcher LLP

5.1(b)	Opinion of Richards, Layton & Finger, P.A.

8.1	Opinion of Gibson, Dunn & Crutcher LLP dated November 13, 2009, regarding certain tax matters.

12.1	Statement regarding Computation of Ratio of Earnings to Combined Fixed Charges